SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 30, 1998

                           MATRIX CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



              Colorado                     0-21231              84-1233716
----------------------------- -------------------------- -----------------------
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                     Identification Number)



                        1380 Lawrence Street, Suite 1410
                             Denver, Colorado 80204
--------------------------------------------------------------------------------
                    (Address of principal executive offices)



                                 (303) 595-9898
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Year 2000 Information and Readiness Disclosure Act of 1998

         Information provided on the Company's year 2000 issues contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Act") are "Year Readiness Disclosures" as defined by the Year 2000 Information and Readiness Disclosure Act of 1998 (Public Law 105-271, 112 Stat. 2386, a U.S. statute) enacted on October 19, 1998, to the extent applicable under the Act. Copies of such disclosures are attached hereto and can be obtained from the Company upon request.

         The Company also maintains a website (www.matrixcap.com) that, by December 3, 1998, will contain information on various aspects of its Year 2000 readiness progress. Each such statement contained therein is a "Year 2000 Readiness Disclosure" and a "Year 2000 Statement."

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    MATRIX CAPITAL CORPORATION


Dated: November 30, 1998                              /s/ David W. Kloos
                                                    ---------------------------
                                                    David W. Kloos
                                                    Executive Vice President and
                                                    Chief Financial Officer

                         YEAR 2000 READINESS DISCLOSURE

[From Form 10-Q for Quarter Ended June 30, 1998]

         In the next eighteen months, most companies will face a potentially serious information systems (computer) problem because many software applications and operational programs written in the past may not properly recognize calendar dates beginning in the Year 2000. This problem could force computers to either shut down or provide incorrect data or information. The Company has begun the process of identifying the changes required to its computer programs and hardware, in consultation with software and hardware providers and regulators.

         As of March 1, 1998, the Company has completed an inventory of all of its systems and applications. Based on this inventory, 125 critical systems were identified within the Company and its subsidiaries. The Company's deadline for full system hardware and software compliance for the Year 2000 is January 31, 1999. The Company has established a Year 2000 Plan, which is being implemented in stages to address critical systems and applications first, and includes replacement of any systems that cannot be brought into compliance by the stated deadline. Additionally, the Company and all of is subsidiaries have formed Year 2000 project teams which are overseen by the Company's Chief Information Officer to ensure that consistent methodologies are being used by the subsidiaries to address the various Year 2000 issues.

         The Company's computing environment consists largely of personal computers connected to Local Area Network ("LAN") based systems. The exception to this is an in-house Digital VAX mini-computer used by Sterling Trust. This VAX system houses the Trust Accounting System which is written in the COBOL language. Based on the Company's Year 2000 Plan, this system is scheduled to be in compliance by the January 31, 1999 deadline. The Company's Plan involves modification and/or replacement of systems as necessary to allow them to function properly with respect to date in the Year 2000 and thereafter. Management presently believes that the Year 2000 issue will not pose significant operational problems for its computer systems. However, if the required modifications or replacements are not made, or are not completed in a timely manner, the Year 2000 Issue could have a material impact on the operations of the Company.

         The Company has identified 300 different vendors and suppliers currently utilized by the Company and its subsidiaries. Letters requesting the status of the identified vendors' Year 2000 compliance have been sent to approximately 50% of these vendors. The remaining vendors will be contacted by the end of September 1998. The Company and its subsidiaries receive information from many outside sources. As such, the Company will be working closely with those vendors to minimize its exposure to non-complaint sources of data. Vendors that cannot meet the January 31, 1999 deadline for compliance will be reviewed by the appropriate project team to evaluate the Company's need to replace the affected system and/or the vendor in exchange for an alternative provider.

         Processing for many of the Matrix Bank and Matrix Financial systems are handled by outside service bureaus. Theses service bureaus have already been contacted by the Company and are either already in compliance, or are expected to be in compliance by the Company's deadline. However, there can be no guarantee that the systems of other companies on which the Company relies will be converted timely and will not have an adverse effect on the Company or its systems.

         The costs for compliance or replacement have been determined for approximately 60% of the Company's critical systems. The total impact for the remaining systems will be determined during the next quarter. The current costs identified approximate $365,000. The Company anticipates that total costs associated with Year 2000 compliance will not exceed $450,000; as such, Year 2000 compliance is not expected to have a material effect on the results of operations. Most of the costs associated with the Year 2000 issue will be expensed as incurred; however, any costs attributable to the purchase of new software will be capitalized.

         The costs of the project and the deadline by which the Company believes that it will be Year 2000 compliant are based on management's best estimates, which were derived utilizing numerous assumptions of future events. There can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated.

                         YEAR 2000 READINESS DISCLOSURE

[From Form 10-K for Period Ending December 31, 1997]

         In the next two years, most companies will face a potentially serious information systems (computer) problem because many software applications and operational programs written in the past may not properly recognize calendar dates beginning in the Year 2000. This problem could force computers to either shut down or provide incorrect data or information. The Company has begun the process of identifying the changes required to its computer programs and hardware, in consultation with software and hardware providers and regulators.

         As of March 1, 1998, the Company has completed an inventory of all of its systems and applications. Based on this inventory, ninety-five critical systems have been identified within the Company and its Subsidiaries. The Company's deadline for full system hardware and software compliance for the Year 2000 Issue is January 31, 1999. The Company has established a Year 2000 Plan, which will be implemented in stages to address critical systems and applications first, and includes replacement of any systems that cannot be brought into compliance by the stated deadline. Additionally, the Company has formed a combined Year 2000 team spearheaded by the Company's Chief Information Officer to ensure that consistent methodologies are being used by the Subsidiaries to address the various Year 2000 issues.

         The Company's computing environment consists largely of personal computers connected to Local Area Network ("LAN") based systems. The exception to this is an in-house Digital VAX mini-computer used by Sterling Trust. This VAX system houses the Trust Accounting System which is written in the COBOL language. Based on the Company's Year 2000 Plan, this system is scheduled to be in compliance by the January 31, 1999 deadline. The Company's Plan involves modification and/or replacement of systems as necessary to allow them to function properly with respect to date in the Year 2000 and thereafter. Management presently believes that the Year 2000 issue will not pose significant operational problems for its computer systems. However, if the required modifications or replacements are not made, or are not completed in a timely manner, the Year 2000 Issue could have a material impact on the operations of the Company.

         The Company has identified 300 different vendors and suppliers currently utilized by the Company and its Subsidiaries. Letters requesting the status of the identified vendors' Year 2000 compliance have been sent to approximately 25% of these vendors. The remaining vendors will be contacted by the end of April 1998. The Company and its Subsidiaries receive information from many outside sources. As such, the Company will be working closely with those vendors to minimize its exposure to non-complaint sources of data. Vendors that cannot meet the January 31, 1999 deadline for compliance will be reviewed by the project team to evaluate the Company's need to replace the affected system and/or the vendor in exchange for an alternative provider.

         Processing for many of the Matrix Bank and Matrix Financial systems are handled by outside service bureaus. Theses service bureaus have already been contacted by the Company and are either already in compliance, or are expected to be in compliance by the Company's deadline. However, there can be no guarantee that the systems of other companies on which the Company relies will be converted timely and will not have an adverse effect on the Company or its systems.

         The costs for compliance or replacement have been determined for approximately 50% of the Company's systems. The total impact for the remaining systems will be determined during the next quarter. The current costs identified approximate $300,000. The Company anticipates that total costs associated with Year 2000 compliance will not exceed $400,000; as such, Year 2000 compliance is not expected to have a material effect on the results of operations. Most of the costs associated with the Year 2000 issue will be expensed as incurred; however, any costs attributable to the purchase of new software will be capitalized.

         The costs of the project and the deadline by which the Company believes that it will be Year 2000 compliant are based on management's best estimates, which were derived utilizing numerous assumptions of future events. There can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated.